UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

July 31, 2018

Date of Report (Date of earliest event reported)

THE GREATER CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-218854	30-0842570
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Walker Ave, Suite 101

Baltimore, MD
21208

(Address of Principal Executive Offices)

(443) 738-4051

(Registrant’s telephone number, including area code)

224 2nd Ave N., Suite 9

St. Petersburg, FL

33701

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Exchange Transaction

On July 31, 2018, The Greater Cannabis Company, Inc., a Florida corporation (the “Company”) entered into and consummated a voluntary share exchange transaction with Green C Corporation, a company incorporated under the laws of the Province of Ontario (“Green C”) and the shareholders of Green C (the “Selling Shareholders”) pursuant to a Share Exchange Agreement by and among the Company, Green C and the Selling Shareholders (the “Exchange Agreement”).

In accordance with the terms of the Exchange Agreement, the Company issued 9,411,998 shares of its preferred stock, par value $0.001 (the “Shares”) to the Selling Shareholders and certain individuals named below (collectively, the “Shareholder Group”) in exchange for 100% of the issued and outstanding capital stock of Green C (the “Exchange Transaction”). As a result of the Exchange Transaction, the Selling Shareholders acquired 29.67% of the Company’s issued and outstanding shares of preferred stock, Green C became the Company’s wholly-owned subsidiary and the Company acquired 100% of the business and operations of Green C. The preferred shares have been designated as the Series A Convertible Preferred Stock and have the following rights, features, privileges and limitations (in pertinent part):

1. Fractional Shares. Series A Convertible Preferred Stock may be issued in fractional shares.

2. Dividends. Series A Convertible Preferred Stock shall be treated pari passu with the Company’s shares of common stock (“Common Stock”) except that the dividend on each share of Series A Convertible Preferred Stock shall be equal to the amount of the dividend declared and paid on each share of Common Stock multiplied by the Conversion Rate.

3. Liquidation, Dissolution, or Winding Up.

(a) Payments to Holders of Series A Convertible Preferred Stock. Series A Convertible Preferred Stock shall be treated pari passu with Common Stock except that the payment on each share of Series A Convertible Preferred Stock shall be equal to the amount of the payment on each share of Common Stock multiplied by the Conversion Rate.

4. Voting. (a) The shares of Series A Convertible Preferred Stock shall vote on all matters as a class with the holders of Common Stock and each share of Series A Convertible Preferred Stock shall be entitled to the number of votes per share equal to the Conversion Rate.

5. Conversion Rate and Adjustments.

(a) Conversion Rate. The Conversion Rate shall be 50 shares of Common Stock (as adjusted pursuant to this Section 5) for each share of Series A Convertible Preferred Stock.

(b) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the issuance of the Series A Convertible Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Rate then in effect immediately before that subdivision shall be proportionately increased. If the Corporation shall at any time or from time to time after the issuance of the Series A Convertible Preferred Stock combine the outstanding shares of Common Stock, the Conversion Rate then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c) Adjustment for Merger or Reorganization, etc. If there shall occur any reorganization, recapitalization, reclassification, consolidation, or merger involving the Corporation in which the Common Stock (but not the Series A Convertible Preferred Stock) is converted into or exchanged for securities, cash, or other property, then, following any such reorganization, recapitalization, reclassification, consolidation, or merger, each share of Series A Convertible Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property that a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series A Convertible Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation, or merger would have been entitled to receive pursuant to such transaction.

6. Conversion.

(a) Shares of Series A Convertible Preferred Stock are convertible at the option of their holder in whole or in part at any time except that they shall not be convertible at any time that there are not a sufficient number of authorized shares of Common Stock not reserved for other purposes so that all outstanding shares of Series A Convertible Preferred Stock can be converted.

(b). If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her, or its attorney duly authorized in writing. As soon as practicable after a conversion and the surrender of the certificate or certificates for Series A Convertible Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his, her, or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section 6(b) in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

(c) All certificates or other form of ownership evidencing shares of Series A Convertible Preferred Stock (if any) that are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the date on which such preferred shares were converted, be deemed to have been retired and cancelled and the shares of Series A Convertible Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates or other form of ownership on or prior to such date. Such converted Series A Convertible Preferred Stock may not be reissued as shares of such Series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series A Convertible Preferred Stock accordingly.

The Shareholder Group consists of:

1.	Aitan Zacharin
2.	Joe Kalfa
3.	Elisha Kalfa
4.	Fernando Bisker
5.	Sigalush LLC
6.	Mark Radom
7.	David Tavor
8.	Rakefet LLC

Green C is the owner of a license for an orally dissolved film containing CBD, as an active material, for medical treatment as further described in the exclusive license agreement dated June 21, 2018 with Pharmedica Ltd. Attached hereto as an exhibit (the “License Agreement”).

The Exchange Agreement includes customary representations, warranties and covenants of the Company, Green C, and the Selling Shareholders, made to each other as of specific dates.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K related to the Exchange Agreement is incorporated by reference into this Item 2.01.

As of the date of the Exchange Agreement, there were no material relationships between the Company, Green C or the Selling Shareholders or between the Company, Green C or the Selling Shareholder’s respective affiliates, directors, or officers or associates thereof, other than in respect of the Exchange Agreement and the Selling Shareholders’ ownership interest in Green C.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01. Changes in Control of Registrant.

As more fully described in Item 1.01 above, incorporated herein by reference, on July 31, 2018, the Company closed the Exchange Transaction. As a result of the closing of the Exchange Transaction, the Selling Shareholder Group acquired 100% of the issued and outstanding preferred stock of the Company, which represents and controls 94.1% of the Company’s voting power.

In connection with this change in control, and as explained more fully in Item 5.02 below, effective as of July 31, 2018, Wayne Anderson resigned as Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company.

In order to smoothen the transition from existing management to new management, the Company has entered into a consulting agreement with Wayne Anderson, a copy of which is attached hereto as an exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Resignation of Officer

As a condition to the closing of the Exchange Transaction, effective July 31, 2018, Wayne Anderson resigned as Director, President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Company.

(c)       Appointment of Officers

As a condition to the closing of the Exchange Transaction, effective July 31, 2018, the Board of Directors of the Company (the “Board”) appointed Aitan Zacharin as Director and Chief Executive Officer of the Company and Mark Radom as chief legal officer of the Company.

Mark Radom previously held the positions President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Graphite Corp. Although there was no arrangement or understanding between Mark Radom and any other person(s) pursuant to which he was selected as chief legal officer of the Company, the Selling Shareholders decided on their own initiative to offer Mr. Radom the position of chief legal officer. Mark Radom has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Furthermore, the Company is not aware of any transaction involving Mark Radom requiring disclosure under Item 404(a) of Regulation S-K, except for the Exchange Transaction.

The Board believes that Mr. Radom’s extensive experience in business development, management of complex projects and legal services in connection therewith will be invaluable in achieving the Company’s goals.

Professional History of Aitan Zacharin

Mr. Zacharin is an experienced executive with a broad knowledge in building and managing technology and consumer products businesses. In 2012, he co-founded Fuse Science, an innovative biotechnology company headquartered in Miami, Florida and Oxnard, California. Mr. Zacharin was responsible for the development and growth of the business from a seed stage R&D company to a publicly traded CPG and biotech business with multiple subsidiaries. During his tenure he was tasked with expanding the biotechnology IP portfolio, spearheading multiple in vitro studies, and growing the consumer products business. In scaling the company, Mr. Zacharin identified and hired executive talent to lead the commercialization strategy including the past President of SC Johnson Company and previous CEO of Champs and Footlocker Sports. He successfully led the company to raise over $10M in three over-subscribed rounds, as well as negotiated contracts with 26 world renowned athlete and celebrity brand ambassadors, which included top ranked pro golfer Tiger Woods. Under Mr. Zacharin’s leadership the company developed and commercialized multi-category consumer products through a retail footprint of 15,000 doors. Since his exit from Fuse Science, he has been advising and investing in mid to late stage technology startups, and assisting them with capitalization, business strategy and development, and accelerating growth. Mr. Zacharin holds dual degrees from the University of South Florida in Tampa Bay. He resides in Baltimore, Maryland, and maintains various board appointments both professionally and philanthropically.

Professional History of Mark Radom

From August 2015 to July 2018, Mr. Radom served as chief executive officer of Graphite Corp. From February 2010 through July 2015, Mr. Radom served as the chief carbon officer and general counsel of Blue Sphere Corporation. From 2009 through 2010, Mr. Radom was managing director of Carbon MPV Limited, a Cyprus company focused on developing renewable energy and carbon credit projects. From 2007 to 2009, Mr. Radom was general counsel and chief operating officer of Carbon Markets Global Limited, a London-based carbon credit and renewable energy project developer. Mr. Radom has extensive experience in business development in the renewable energy and carbon credit sectors. He has sourced over U.S. $100,000,000 in renewable energy, industrial gas and carbon credit projects and managed many complex aspects of their implementation. He was legal counsel for a number of carbon and ecological project developers and was responsible for structuring joint ventures and advising on developing projects through the CDM/JI registration cycle and emission reduction purchase agreements under the auspices of the Kyoto Protocol. Prior to this, he worked on Wall Street and in the City of London as a US securities and capital markets lawyer where he represented sovereigns, global investment banks and fortune 500 companies across a broad range of capital raising and corporate transactions. He is a graduate of Duke University and Brooklyn Law School. Mr. Radom is admitted to practice law in New York and New Jersey and speaks fluent Russian.

(d)       Appointment of Directors

As a condition to the closing of the Exchange Transaction, effective July 31, 2018, the Board appointed Aitan Zacharin as a director of the Company. Mr. Zacharin does not have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. There is no arrangement or understanding pursuant to which Mr. Zacharin was appointed as a member of the Board. Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K, except for the Exchange Transaction. It is contemplated that Mr. Zacharin may serve on certain committees of the Board, but no such committee appointments have been made at this time.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Green C required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information of Green C required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)	Exhibits

Exhibit 2.1	Share Exchange Agreement by and among the Company, Green C and the Selling Shareholders dated July 31, 2018

Exhibit 10.30	Aitan Zacharin Service Agreement dated July 31, 2018

Exhibit 10.31	Mark Radom Service Agreement dated July 31, 2018

Exhibit 10.32	Wayne Anderson Release and Debt Forgiveness Agreement dated July 31, 2018

Exhibit 10.33	Aitan Zacharin Indemnification Agreement dated July 31, 2018

Exhibit 10.34	Mark Radom Indemnification Agreement dated July 31, 2018

Exhibit 10.35	Wayne Anderson Consulting Agreement dated July 31, 2018

Exhibit 10.36	License Agreement with Pharmedica Ltd. dated June 21, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREATER CANNABIS COMPANY, INC. a Florida corporation

Dated: August 3, 2018	By:	/s/ Aitan Zacharin
Chief Executive Officer and Sole Director